Exhibit 10.4

Prepared by, and after recording, return to: Scott E. Andress, Esq. (MS Bar #9324) Balch & Bingham LLP 188 E. Capitol Street, Suite 1400 Jackson, Mississippi 39201 Phone: 601.965.8160	Indexing Instructions: All of Lot 14 and the North 70ʹ of Lot 15 of Block 8 of the Reserved Addition to the Town of Greenville, Washington County, Mississippi
STATE OF MISSISSIPPI
COUNTY OF WASHINGTON

ASSIGNMENT OF LEASE AND PERMIT

ASSIGNOR:     JMBS Casino LLC
c/o Tropicana Entertainment Inc.
8345 West Sunset Road, Suite 200
Las Vegas, Nevada 89113
Phone: 702.589.3900

ASSIGNEE:         Lighthouse Point, LLC
d/b/a Trop Casino Greenville
c/o Tropicana Entertainment Inc.
8345 West Sunset Road, Suite 200
Las Vegas, Nevada 89113
Phone: 702.589.3900

LESSOR:        Board of Mississippi Levee Commissioners
P. O. Box 637
Greenville, Mississippi 38702-0637
Phone:

Exhibit 10.4

FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the undersigned JMBS CASINO LLC, a Mississippi limited liability company, as Assignor, effective November 23, 2013, does hereby grant, convey, sell, assign, transfer, and set over to LIGHTHOUSE POINT, LLC, d/b/a Trop Casino Greenville, a Mississippi limited liability company, as Assignee, all of Assignor’s right, title, and interest, as Lessee, under the following lease for the property described in Exhibit A and the following permit:
That certain Restated and Amended Lease Agreement between the Board of Mississippi Levee Commissioners and Alpha Greenville Hotel, Inc., a Delaware corporation, dated April 18, 1997, a memorandum of which is filed in Book 1966, Page 40, of the Washington County, Mississippi land records, and which was assigned by Alpha Greenville Hotel, Inc. to Greenville Hotel II, LLC, a Mississippi limited liability company, by Assignment of Lease dated February 25, 1998, to which assignment the Board of Mississippi Levee Commissioners consented by Consent to Assignment dated January 20, 1998, and which was further assigned by Greenville Hotel II, LLC to JMBS Casino LLC, a Mississippi limited liability company, by Assignment of Lease and Permit dated June 5, 2002, which Assignment of Lease and Permit is filed in Book 2252, Page 272, of the Washington County, Mississippi land records, and which Assignment of Lease and Permit was consented to by the Board of Mississippi Levee Commissioners by Consent to Assignment dated May 29, 2002 and filed in Book 2231, Page 168, of the Washington County, Mississippi land records, and which was extended until February 28, 2015, pursuant to a Memorandum of Lease Extension dated August 28, 2008, and which was amended pursuant to an Amendment to Lease dated October 5, 2010 (collectively referred to herein as the “Lease”).
A Permit for Construction and Maintenance of Facilities on Levee Board Right-of-Way dated September 11, 1997, issued by the Board of Mississippi Levee Commissioners to Alpha Greenville Hotel, Inc., which was filed in Book 1976, Page 202, of the Washington County, Mississippi land records, and which was assigned by Alpha Greenville Hotel, Inc. to Greenville Hotel II, LLC by Assignment of Lease dated February 25, 1998, to which assignment the Board of Mississippi Levee Commissioners consented by Consent to Assignment dated January 20, 1998, and which was further assigned by Greenville Hotel II, LLC to JMBS Casino LLC by Assignment of Lease and Permit dated June 5, 2002, which Assignment of Lease and Permit is filed in Book 2252, Page 272, of the Washington County, Mississippi land records, and which Assignment of Lease and Permit was consented to by the Board of Mississippi Levee Commissioners by Consent to Assignment dated May 29, 2002, and filed in Book 2231, Page 168, of the Washington County, Mississippi land records (collectively referred to herein as the “Permit”).
Assignee, by its signature below, accepts this Assignment subject to all terms, covenants, and conditions of the foregoing instruments and assumes and agrees to perform all the obligations of Assignor

Exhibit 10.4

thereunder from and after the date hereof. Further, the Board of Mississippi Levee Commissioners, as landlord under the Lease and issuer of the Permit, has consented to this Assignment by its execution of the Consent to Assignment attached as Exhibit B.
IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized officer on the date of the acknowledgment of its signature below, to be effective as of the day and year first above written.
-signatures to follow-

Exhibit 10.4

ASSIGNOR:
JMBS CASINO LLC,
a Mississippi limited liability company

By:    Tropicana Entertainment Inc.
Its Sole Manager

By: /s/ Lance J. Millage
Lance J. Millage
Executive Vice President and
Chief Financial Officer

ASSIGNEE:

LIGHTHOUSE POINT, LLC,
d/b/a Trop Casino Greenville,
a Mississippi limited liability company

By:    New Tropicana Opco, Inc.
Its Sole Member and Manager

By: /s/ Lance J. Millage
Lance J. Millage
Executive Vice President and
Chief Financial Officer

Exhibit 10.4

STATE OF Iowa
COUNTY OF Scott
Personally appeared before me, the undersigned authority in and for the said county and state, on this the 23rd day of November, 2013, within my jurisdiction, the within named LANCE J. MILLAGE, who acknowledged that he is the Executive Vice President and Chief Financial Officer of Tropicana Entertainment Inc., a Delaware corporation and manager of JMBS Casino LLC, a manager-managed limited liability company, and that for and on behalf of said corporation as manager of said limited liability company, and as the act and deed of said corporation as manager of said limited liability company, and as the act and deed of said limited liability company, he executed the above and foregoing instrument, after first having been duly authorized by said corporation and said limited liability company so to do.
GIVEN under the hand and official seal, this the 23rd day of November, 2013.
/s/ Patricia L. Miller
Notary Public
My Commission Expires:
August 26, 2015

STATE OF Iowa
COUNTY OF Scott
Personally appeared before me, the undersigned authority in and for the said county and state, on this the 23rd day of November, 2013, within my jurisdiction, the within named LANCE J. MILLAGE, who acknowledged that he is the Executive Vice President and Chief Financial Officer of New Tropicana Opco, Inc., a Delaware corporation and sole member of Lighthouse Point, LLC, a member-managed limited liability company, and that for and on behalf of said corporation as manager of said limited liability company, and as the act and deed of said corporation as manager of said limited liability company, and as the act and deed of said limited liability company, he executed the above and foregoing instrument, after first having been duly authorized by said corporation and said limited liability company so to do.
GIVEN under the hand and official seal, this the 23rd day of November, 2013.
/s/ Patricia L. Miller
Notary Public
My Commission Expires:
August 26, 2015

Exhibit 10.4

EXHIBIT A
LEGAL DESCRIPTION OF LEASED PROPERTY
(Leasehold - Former Alpha Greenville Hotel, Inc.
Leasehold Property)

All of Lot 14 and the North 70 feet of Lot 15 of the Reserved Addition to the City of Greenville, Washington County, Mississippi, more particularly described as follows:
Beginning at an iron pin at the intersection of West right-of-way of Walnut Street and the South right-of-way of Main Street; thence following the West right-of-way of Walnut Street South 34º30ʹ West 235.00 feet; thence North 55º30ʹ West 132.00 feet to a point; thence North 34º30ʹ East 235.00 feet to a point on the South right-of-way of Main Street; thence following said South right-of-way of Main Street South 55º30ʹ east 132.00 feet to the point of beginning containing 0.71 acres, more or less, and being situated in Lots 14 and 15 of the Reserved Addition to the City of Greenville in Section 4, Township 18 North, Range 8 West, Washington County, Mississippi.

Exhibit 10.4

EXHIBIT B
CONSENT TO ASSIGNMENT
The BOARD OF MISSISSIPPI LEVEE COMMISSIONERS, a Mississippi body politic (hereinafter referred to as the “Board of Levee Commissioners”) and JMBS CASINO LLC, a Mississippi limited liability company, and LIGHTHOUSE POINT, LLC, d/b/a Trop Casino Greenville, a Mississippi limited liability company, hereby state and agree as follows:
1.On or about April 18, 1997, the Board of Levee Commissioners and Alpha Greenville Hotel, Inc. entered into that certain Restated and Amended Lease Agreement (the “Agreement”).
2.On or about September 11, 1997, the Board of Levee Commissioners issued that certain Permit for Construction and Maintenance of Facilities on Levee Board Right-of-Way in favor of Alpha Greenville Hotel, Inc. (the “Permit”).
3.On or about February 25, 1998, Alpha Greenville Hotel, Inc. assigned all of its right, title, and interest in and to the Agreement and the Permit to Greenville Hotel II, LLC, a Mississippi limited liability company, to which assignments the Board of Levee Commissioners consented by Consents to Assignment dated January 20, 1998.
4.On or about June 5, 2002, Greenville Hotel II, LLC, assigned all its right, title and interest in and to the Agreement and the Permit to JMBS Casino LLC, a Mississippi limited liability company, to which assignments the Board of Levee Commissioners consented by Consent to Assignment dated May 29, 2002.
5.The Board of Levee Commissioners and JMBS Casino LLC amended the Agreement by entering into that certain Memorandum of Lease Extension on or about August 28, 2008 and that certain Amendment to Lease on or about October 5, 2010.
6.There are no uncured defaults on the part of JMBS Casino LLC under the Agreement or the Permit and, to the knowledge of the Board of Levee Commissioners, no events have occurred and no conditions exist which constitute a default under the Agreement or the Permit.

Exhibit 10.4

7.The Board of Levee Commissioners hereby agrees that JMBS Casino LLC may assign its rights under the Agreement and the Permit to Lighthouse Point, LLC, d/b/a Trop Casino Greenville, which is an affiliate of JMBS Casino LLC, with the understanding that Lighthouse Point, LLC will assume all obligations of JMBS Casino LLC under and shall become liable for the Agreement and the Permit from and after the date hereof and all the terms thereof.
8.All notices to the Board of Mississippi Levee Commissioners shall be addressed:
To:        The Board of Mississippi Levee Commissioners
P. O. Box 637
Greenville, Mississippi 38702-0637
With a copy to:
Charles S. Tindall III, Esq.
Lake Tindall, LLP
127 South Poplar Street
Greenville, MS 38701

All notices to JMBS Casino LLC shall be addressed:
To:        JMBS Casino LLC
c/o Tropicana Entertainment Inc.
8345 West Sunset Road
Suite 200
Las Vegas, Nevada 89113
Attn: Lance Millage, Executive Vice President and Chief Financial Officer

With a copy to:

To:        Scott E. Andress, Esq.
Balch & Bingham LLP
188 East Capitol Street, Suite 1400
Jackson, Mississippi 39201-2608
All notices to Lighthouse Point, LLC shall be addressed:

To:        Lighthouse Point, LLC
d/b/a Trop Casino Greenville
c/o Tropicana Entertainment Inc.
8345 West Sunset Road
Suite 200
Las Vegas, Nevada 89113
Attn: Lance Millage, Executive Vice President and Chief Financial Officer

With a copy to:        Scott E. Andress, Esq.
Balch & Bingham LLP

Exhibit 10.4

188 East Capitol Street, Suite 1400
Jackson, Mississippi 39201-2608
9.This instrument may be recorded in the applicable recording office in the county and state where the leased premises are located, i.e., Washington County, Mississippi.
10.This Agreement may be executed simultaneously or in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
WITNESS the signature of the parties hereto, this the 20th day of November, 2013.

THE BOARD OF MISSISSIPPI LEVEE
COMMISSIONERS, a body Politic of the
State of Mississippi

By:    /s/ Fred A. Ballard, JR.
Its:    President
Name: Fred A. Ballard, JR.
ATTEST:
/s/ Ginger Morlino

Exhibit 10.4

JMBS CASINO LLC,
a Mississippi limited liability company

By:    Tropicana Entertainment Inc.
Its Sole Manager

By: __/s/ Lance J. Millage______________
Lance J. Millage
Executive Vice President and
Chief Financial Officer

LIGHTHOUSE POINT, LLC,
d/b/a Trop Casino Greenville,
a Mississippi limited liability company

By:    New Tropicana Opco, Inc.
Its Sole Member and Manager

By: __/s/ Lance J. Millage____________
Lance J. Millage
Executive Vice President and
Chief Financial Officer